Exhibit 10.10

EXECUTION VERSION

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of January 30, 2012 (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), made by each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the “Pledgors”) in favor of Wilmington Trust, National Association, as Collateral Agent (together with any successor Collateral Agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, Lee Enterprises, Incorporated (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Book Running Managers, and Wilmington Trust, National Association, as administrative agent (together with any successor administrative agent, the “Administrative Agent”) for the Lenders, have entered into a Second Lien Loan Agreement, dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the “Loan Agreement”), providing for the making and continuation of Loans to the Borrower, all as contemplated therein (the Lenders, the Administrative Agent and the Pledgee are herein called the “Secured Creditors”);

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the making (or deemed making) and continuation of Loans to the Borrower under the Loan Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph; and

WHEREAS, each Pledgor will obtain benefits from the incurrence (or deemed incurrence) and continuation of Loans by the Borrower under the Loan Agreement and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make (or be deemed to have made) and continue Loans to the Borrower.

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

[Second Lien Pledge Agreement]

1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i) the full, prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues on or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Pledgor owing to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Pledgor is a party (including, in the case of each Pledgor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Subsidiaries Guaranties) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Credit Document;

(ii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

(v) all amounts owing to any Agent or any of its affiliates pursuant to any of the Credit Documents in its capacity as such; and

(vi) any and all other debts, liabilities and reimbursement obligations, indemnity obligations and other obligations for monetary amounts, fees, expenses, costs or other sums (including reasonable attorneys’ fees and costs) chargeable to any Credit Party under or pursuant to any of the Credit Documents.

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the “Obligations”, it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

2. DEFINITIONS; INTERPRETATION. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

[Second Lien Pledge Agreement]

(b) The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” shall have the meaning set forth in the recitals hereto.

“Adverse Claim” shall have the meaning given such term in Section 8-102(a)(1) of the UCC.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Borrower” shall have the meaning set forth in the recitals hereto.

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning set forth in Section 3.1 hereof.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock.”

“Event of Default” shall mean any Event of Default under, and as defined in, the Loan Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“Exempted Foreign Entity” shall mean any Foreign Corporation and any limited liability company organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. federal income tax purposes.

“First Priority Representative” shall have the meaning given such term in the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable.

“Foreign Corporation” shall have the meaning set forth in the definition of “Stock”.

“Indemnitees” shall have the meaning set forth in Section 11 hereof.

“Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

“Lenders” shall have the meaning set forth in the recitals hereto.

“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.

[Second Lien Pledge Agreement]

“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company that is a Subsidiary of such Pledgor.

“Loan Agreement” shall have the meaning set forth in the recitals hereto.

“Location” of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

“Non-Voting Equity Interests” shall mean all Equity Interests of any Person which are not Voting Equity Interests.

“Obligations” shall have the meaning set forth in Section 1 hereof.

“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any Pledgor or represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership that is a Subsidiary of such Pledgor.

“Pledgee” shall have the meaning set forth in the first paragraph hereof.

“Pledgor” shall have the meaning set forth in the first paragraph hereof.

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

“Pulitzer Pledgor” shall mean any Pledgor that is a Pulitzer Entity.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Required Secured Creditors” shall mean the Required Lenders (or such other Lenders (or number or percentage thereof) as shall be necessary under Section 13.12(a) of the Loan Agreement).

“Secured Creditors” shall have the meaning set forth in the recitals hereto.

“Securities Account” shall have the meaning given such term in Section 8-501(a) of the UCC.

“Secured Debt Agreements” shall mean and includes (x) this Agreement and (y) the other Credit Documents.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

[Second Lien Pledge Agreement]

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of capital stock at anytime owned by any Pledgor of any Domestic Corporation that is a Subsidiary of such Pledgor and (y) with respect to corporations not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation that is a Subsidiary of such Pledgor.

“Termination Date” shall have the meaning set forth in Section 20 hereof.

“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

“Voting Equity Interests” of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

3. PLEDGE OF SECURITIES, ETC.

3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a) all Stock owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Stock;

(b) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired,

[Second Lien Pledge Agreement]

including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A) all its capital therein and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

(E) all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(c) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent

[Second Lien Pledge Agreement]

permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

(A) all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

(E) all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d) all other Investment Property that constitutes Equity Interests of a Person that is a Subsidiary of a Pledgor; and

(e) all Proceeds, rents, issues, profits, returns, income, allocations and of and from any and all of the foregoing;

provided that (x) except in the circumstances and to the extent provided by Section 9.15 of the Loan Agreement (in which case this clause (x) shall no longer be applicable), no Pledgor shall be

[Second Lien Pledge Agreement]

required at any time to pledge hereunder more than 66- 2/3% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity, (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in preceding clause (x) and (z) no Pledgor shall be required at any time to pledge hereunder any equity interests in any Excluded TNI Assets.

Notwithstanding anything in this Agreement to the contrary, it is the understanding of the parties that the Liens pledged pursuant to this Section 3.1 shall, (x) with respect to any such Liens granted in any Collateral comprising Common Collateral (as defined in the Lee Intercreditor Agreement), prior to the First Priority Obligations Payment Date (as defined in the Lee Intercreditor Agreement), be subject and subordinate to the First Priority Lien (as defined in the Lee Intercreditor Agreement) on such Collateral pursuant to the terms of the Lee Intercreditor Agreement and (y) with respect to any such Liens granted in any Collateral comprising Common Collateral (as defined in the Pulitzer Intercreditor Agreement), prior to the First Priority Obligations Payment Date (as defined in the Pulitzer Intercreditor Agreement), be subject and subordinate to the First Priority Lien (as defined in the Pulitzer Intercreditor Agreement) on such Collateral pursuant to the terms of the Pulitzer Intercreditor Agreement.

3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors (subject to the provisions of Section 3.6 below):

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee. endorsed to the Pledgee or endorsed in blank;

(ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee an agreement for the benefit of the Pledgee, and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing

[Second Lien Pledge Agreement]

Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

(iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, such Pledgor shall follow the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, such Pledgor shall follow the procedure set forth in Section 3.2(a)(ii) hereof; and

(v) with respect to cash proceeds from any of the Collateral, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee, shall have “control” within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.

(b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

(i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the UCC as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to

[Second Lien Pledge Agreement]

time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such Annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder the Equity Interests of any Exempted Foreign Entity at any time and from time to time after the date hereof acquired by such Pledgor, provided that (x) except in the circumstances and to the extent provided by Section 9.15 of the Loan Agreement (in which case this clause (x) shall no longer be applicable), no Pledgor shall be required at any time to pledge hereunder more than 66- 2/3% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor.

3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this sentence constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (v) each such Limited Liability Company Interest referenced in clause (iv) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vi) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vii) each such Partnership Interest referenced in clause (vi) of this paragraph constitutes that percentage or portion of the entire Partnership Interest of the relevant partnership as set forth in Annex E hereto; (viii) the exact address of the chief executive office of such Pledgor is listed on Annex F hereto; (ix) such Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through E hereto for such Pledgor; and (x) on the date hereof, such Pledgor owns no other Stock, Limited Liability Company Interests or Partnership Interests. Each Pulitzer Pledgor represents and warrants that on the date hereof all information with respect to the Collateral of such Pulitzer Pledgor set forth in any schedule, certificate or other writing at any time furnished by such Pledgor to the Pledgee or any Secured Creditor, and all other written information at any time furnished by such Pledgor to the Pledgee or any Secured Creditor, is and shall be true and correct in all material respects as of the date furnished.

[Second Lien Pledge Agreement]

3.6 Bailee for Perfection. Notwithstanding anything herein to the contrary, subject to the terms of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, and until (but not after) the First Priority Obligations Payment Date (as defined in the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable), (i) the requirements of this Agreement to endorse, assign or deliver Collateral to the Pledgee or to provide the Pledgee “control” (within the meaning of the UCC) over the Collateral shall be deemed satisfied by endorsement, assignment or delivery of such Collateral to the applicable First Priority Representative or by exercise of control over such Collateral by such First Priority Representative, in each case as bailee and agent for the Pledgee pursuant to Section 2.3(c) of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, and (ii) any endorsement, assignment or delivery of Collateral to the First Priority Representative as bailee and agent for the Pledgee pursuant to Section 2.3(c) of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, shall be deemed an endorsement, assignment or delivery to, or control by, the Pledgee for all purposes hereunder.

3.7 Consent to Pledge and Waiver of Certain Partnership and Operating Agreement Provisions. Each Pulitzer Pledgor irrevocably (i) consents to (a) the pledge of all limited liability company interests of each Pulitzer Entity that is a limited liability company and all partnership interests of each Pulitzer Entity that is a partnership or limited partnership which are being pledged hereunder by such Pulitzer Pledgor and each of the other Pulitzer Pledgors that is a member or partner of such Pulitzer Entity and the pledge of all rights in respect thereof (including all economic, voting and membership rights) and (b) the Collateral Agent and/or any of its transferees becoming full voting members of any limited liability company or partner in any partnership or limited partnership in which such Pulitzer Pledgor has an interest upon any foreclosure or exercise of remedies by the Collateral Agent in respect of such pledged interests and rights without any further action or consent by such Pulitzer Pledgor and the Collateral Agent or such transferee shall succeed to all of such Pulitzer Pledgor’s rights and interests under the relevant certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of such limited liability company, partnership or limited partnership, and (ii) waives any and all provisions of the partnership agreements and operating agreements of each Pulitzer Entity (as applicable) that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Collateral applicable to the Pulitzer Entities or any enforcement action which may be taken in respect of any such Lien or the transfer of the Collateral applicable to the Pulitzer Entities by the Collateral Agent or any of its transferees, (b) would operate to limit or restrict the ability of the Collateral Agent or any of its transferees from becoming a full voting member of the partnership or limited liability company, as the case may be, or (c) otherwise conflict with the terms of this Agreement.

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default and the Pledgee shall instruct the

[Second Lien Pledge Agreement]

Pledgors otherwise (in writing), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing and the Pledgee has notified the Pledgors (in writing) that such rights have ceased, and Section 7 hereof shall become applicable.

6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee, in each case subject to the applicable Intercreditor Agreement, shall be entitled to receive directly, and to retain as part of the Collateral:

(i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be

[Second Lien Pledge Agreement]

entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any Intercreditor Agreement, any other Secured Debt Agreement, Section 11 of the Loan Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

(ii) to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(iv) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days’ written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(v) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all accounts described in Section 3.2(a)(v) hereof and to apply such cash and other Collateral to the payment of any and all Obligations.

[Second Lien Pledge Agreement]

8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement, each Intercreditor Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that, other than as provided in the applicable Intercreditor Agreement, this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

9. APPLICATION OF PROCEEDS. (a) Subject to the terms of the applicable Intercreditor Agreement with respect to Common Collateral (as defined in the applicable Intercreditor Agreement), all monies collected by the Pledgee pursuant to the terms of this Agreement upon any sale or other disposition of Collateral, together with all other monies received by the Pledgee hereunder, shall be applied as provided in Section 13.17 of the Loan Agreement.

(b) All payments required to be made under Section 13.17 of the Loan Agreement shall be made to the Administrative Agent for the account of the Secured Creditors.

(c) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an “Indemnitee”, and

[Second Lien Pledge Agreement]

collectively, the “Indemnitees”) from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys’ fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Loan Agreement, and the payment of all other Obligations and notwithstanding the discharge thereof.

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

(b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

(c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the

[Second Lien Pledge Agreement]

Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or “all assets” as collateral and (y) “in lieu of” financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b) Each Pledgor hereby constitutes and appoints the Pledgee, its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement (and subject to the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable) all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement, the Intercreditor Agreements and in Section 12 of the Loan Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Loan Agreement.

15. TRANSFER BY THE PLEDGORS. Except as permitted by the Loan Agreement, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

[Second Lien Pledge Agreement]

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants as to itself and each of its Subsidiaries that:

(i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement and any other Permitted Liens and Permitted Encumbrances);

(ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor, (c) the perfection or enforceability of the Pledgee’s security interest in such Pledgor’s Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v) neither the execution, delivery or performance by such Pledgor of this Agreement or any other Secured Debt Agreement to which it is a party, nor compliance by it with the terms and provisions hereof and thereof nor the consummation of the transactions contemplated therein: (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to such Pledgor; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to this Agreement or any other Security Document) upon any of the properties or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any indenture, lease, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument to which such Pledgor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound

[Second Lien Pledge Agreement]

or to which it may be subject; or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Pledgor or any of its Subsidiaries;

(vi) all of such Pledgor’s Collateral has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii) the pledge, collateral assignment and delivery to the Pledgee (subject to Section 3.6 above) of such Pledgor’s Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected security interest in such Certificated Securities and the Proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor (other than Permitted Liens and Permitted Encumbrances) which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral, in each case subject to the provisions of the applicable Intercreditor Agreement; and

(viii) subject to Section 3.6 above, “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee, over all of such Pledgor’s Collateral consisting of Securities with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with “control” of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining “control” over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains “control” over such Security Entitlement.

(b) Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to such Pledgor’s Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

(c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor’s Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization),

[Second Lien Pledge Agreement]

its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Pledgee not less than 15 days’ (or, in the case of any Pulitzer Pledgor, 30 days’) prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with such change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification of the Pledgee of such organizational identification number and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.

18. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 20 hereof), including, without limitation:

(i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or

[Second Lien Pledge Agreement]

receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

19. SALE OF COLLATERAL WITHOUT REGISTRATION. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Collateral, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

(b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion and in accordance with the applicable Intercreditor Agreement, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion and in accordance with the applicable Intercreditor Agreement, may in good faith deem reasonable under the circumstances,

[Second Lien Pledge Agreement]

notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

20. TERMINATION; RELEASE. (a) On the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, “Termination Date” shall mean the date upon which the Loan Agreement shall have been terminated and no Note is outstanding (and all Loans have been paid in full in cash), and all other Obligations (other than indemnities described in Section 11 hereof and described in Section 13.01 of the Loan Agreement, in each case which are not then due and payable) then due and payable have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (I) (x) at any time prior to the Termination Date, in connection with a sale or disposition permitted by Section 10.02 of the Loan Agreement or is otherwise released at the direction of the Required Lenders (or such other Lenders (or number or percentage thereof) as shall be necessary under Section 13.12(a) of the Loan Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Loan Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, or (II) pursuant to a Joint-Venture Transaction in accordance with the terms of the Loan Agreement, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby, or in the case of a Joint-Venture Transaction, the security interests created hereby shall be automatically released (and, in each case, will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereto, such sub-agent) and has not theretofore been released pursuant to this Agreement.

[Second Lien Pledge Agreement]

(c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof. If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

(d) Upon the occurrence of the Termination Date, the Pledgors shall be automatically released from this Agreement and all security interests created hereunder shall be released automatically without further action on the part of the Pledgee and this Agreement shall, as to each Pledgor, terminate, and have no further force or effect (provided that all indemnitees set forth herein, including, without limitation, in Section 11 hereof shall survive any such termination).

(e) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Pledgee in good faith believes to be in accordance with) this Section 20.

21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a)	if to any Pledgor, at its address set forth opposite its signature below;

(b)	if to the Pledgee, at:

Wilmington Trust, N.A.

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Josh James

Tel.: (612) 217-5637

Fax: (612) 217-5651

Email: jjames@WilmingtonTrust.com

(c) if to any Secured Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Loan Agreement, or (y) at such address as such Secured Creditor shall have specified in the Loan Agreement;

[Second Lien Pledge Agreement]

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

22. WAIVER; AMENDMENT. Except as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby (it being understood that the addition or release of any Pledgor hereunder shall not constitute a change, waiver, discharge or termination affecting any Pledgor other than the Pledgor so added or released) and the Pledgee (with the written consent of the Required Secured Creditors).

23. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20 hereof, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the Intercreditor Agreements and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH

[Second Lien Pledge Agreement]

PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

(b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

26. PLEDGOR’S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor’s possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

[Second Lien Pledge Agreement]

28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein, in the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Loan Agreement, any Intercreditor Agreement or any other Secured Debt Agreement, shall become a Pledgor hereunder by (x) executing a counterpart hereof and delivering same to the Pledgee or executing a joinder agreement and delivering same to the Pledgee, in each case as may be required by (and in form and substance satisfactory to) the Pledgee, (y) delivering supplements to Annexes A through F, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

31. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

32. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Loan Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 32, the Borrower shall deliver to the Pledgee a certificate signed by an Authorized Officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section 32. If requested by Pledgee (although the Pledgee shall have no obligation to make any such request), the Borrower shall furnish legal opinions (from counsel acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability

[Second Lien Pledge Agreement]

whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes in good faith to be in accordance with, this Section 32.

33. INTERCREDITOR AGREEMENTS. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Pledgee hereunder in respect of Common Collateral (as defined in the Lee Intercreditor Agreement) or Common Collateral (as defined in the Pulitzer Intercreditor Agreement) shall be subject to the provisions of the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, respectively. In the event of any conflict between the terms of the Lee Intercreditor Agreement (with respect to Common Collateral (as defined therein)) or the Pulitzer Intercreditor Agreement (with respect to Common Collateral (as defined therein)) and this Agreement, the terms of the Lee First Lien Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, shall govern and control.

* * * *

[Second Lien Pledge Agreement]

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written. Address:

201 North Harrison Street, Suite 600	LEE ENTERPRISES, INCORPORATED,
Davenport, Iowa 52801	as a Pledgor
Attention: Chief Financial Officer
Tel: (563) 383-2179	By:
Fax: (563) 327-2600	Title:

c/o Lee Enterprises, Incorporated
201 North Harrison Street, Suite 600
Davenport, Iowa 52801
Attention: Chief Financial Officer
Tel: (563) 383-2179
Fax: (563) 327-2600

[Signature page to Second Lien Pledge Agreement]

ST. LOUIS POST-DISPATCH LLC

By:	Pulitzer Inc., Managing Member

By:
	Name:	Carl G. Schmidt
	Title:	Treasurer

Address for Notices:
St. Louis Post-Dispatch LLC
201 N. Harrison Street, Suite 600
Davenport, IA 52801
Attention: Vice President, Chief Financial Officer and Treasurer
Telephone: 563-383-2179
Facsimile: 563-328-4322
Email: carl.schmidt@lee.net

With copy to: Lane & Waterman LLP
220 N. Main St., Suite 600
Davenport, IA 52801
Attention: C. D. Waterman III
Telephone: 563-333-6608
Facsimile: 563-324-1616
Email: dwaterman@l-wlaw.com

[Signature page to Second Lien Pledge Agreement]

PULITZER INC.

By:
Name:	Carl G. Schmidt
Title:	Treasurer

Address for Notices:
Pulitzer Inc.
201 N. Harrison Street, Suite 600
Davenport, IA 52801
Attention: Vice President, Chief Financial Officer and Treasurer
Telephone: 563-383-2179
Facsimile: 563-328-4322
Email: carl.schmidt@lee.net

With copy to:	Lane & Waterman LLP
220 N. Main St., Suite 600
Davenport, IA 52801
Attention: C. D. Waterman III
Telephone: 563-333-6608
Facsimile: 563-324-1616
Email: dwaterman@l-wlaw.com

[Second Lien Pledge Agreement]

ACCUDATA, INC.
FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
INN PARTNERS, L.C.
JOURNAL-STAR PRINTING CO.
K. FALLS BASIN PUBLISHING, INC.
KAUAI PUBLISHING CO.
LEE CONSOLIDATED HOLDINGS CO.
LEE PROCUREMENT SOLUTIONS CO.
LEE PUBLICATIONS, INC.
NAPA VALLEY PUBLISHING CO.
NIPC, INC.
NORTHERN LAKES PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER NEWSPAPERS, INC.
PULITZER TECHNOLOGIES, INC.
PULITZER UTAH NEWSPAPERS, INC.
SANTA MARIA TIMES, INC.
SIOUX CITY NEWSPAPERS, INC.
SOUTHWESTERN OREGON PUBLISHING CO.
STAR PUBLISHING COMPANY
YNEZ CORPORATION

By:
Name:	C. D. Waterman III
Title:	Secretary

[Second Lien Pledge Agreement]

FAIRGROVE LLC

By:	ST. LOUIS POST-DISPATCH LLC, Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

NVPC LLC

By:	NAPA VALLEY PUBLISHING CO., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

STL DISTRIBUTION SERVICES LLC SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC PULITZER NETWORK SYSTEMS LLC

By:	PULITZER INC., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

HOMECHOICE, LLC SHTP LLC

By:	PULITZER NEWSPAPERS, INC., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

[Second Lien Pledge Agreement]

SOPC LLC

By:	SOUTHWESTERN OREGON PUBLISHING CO., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

NLPC LLC

By:	NORTHERN LAKES PUBLISHING CO., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

HSTAR LLC

By:	PANTAGRAPH PUBLISHING CO., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

Address for Notices:

c/o Pulitzer Inc.

201 N. Harrison Street, Suite 600

Davenport, IA 52801

Attention: Vice President, Chief Financial Officer
and Treasurer

Telephone: 563-383-2179

Facsimile: 563-328-4322

Email: dwaterman@l-wlaw.com

With copy to:	Lane & Waterman LLP 220 N. Main St., Suite 600 Davenport, IA 52801 Attention: C. D. Waterman III Telephone: 563-333-6608 Facsimile: 563-324-1616 Email: dwaterman@l-wlaw.com

[Signature page to Second Lien Pledge Agreement]

Accepted and Agreed to: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Pledgee

By:
Title:

[Signature page to Second Lien Pledge Agreement]

ANNEX A

to

PLEDGE AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Exact Legal Name of Each Pledgor	Type of Organization (or, if the Pledgor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Pledgor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Lee Enterprises, Incorporated	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	0441410	[redacted]	No

Journal-Star Printing Co.	Corporation	Yes	Nebraska	926 P Street, Lincoln, NE 68501	1367163	[redacted]	No

Accudata, Inc.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	152599	[redacted]	No

INN PARTNERS, L.C.	Limited Liability Company	Yes	Iowa	1510 47th Ave., Moline, IL 61265	190119	[redacted]	No

Annex A

Exact Legal Name of Each Pledgor	Type of Organization (or, if the Pledgor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Pledgor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
K. Falls Basin Publishing, Inc.	Corporation	Yes	Oregon	201 N. Harrison St. Ste. 600, Davenport, IA 52801	165730-16	[redacted]	No

Lee Consolidated Holdings Co.	Corporation	Yes	South Dakota	507 Main Street, Rapid City, SD 57709	DB029424	[redacted]	No

Lee Publications, Inc.	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	0786047	[redacted]	No

Lee Procurement Solutions Co.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	24577	[redacted]	No

Sioux City Newspapers, Inc.	Corporation	Yes	Iowa	515 Pavonia Street, Sioux City, IA 51102	37516	[redacted]	No

Pulitzer Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	2900072	[redacted]	No

Annex A

Exact Legal Name of Each Pledgor	Type of Organization (or, if the Pledgor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Pledgor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Pulitzer Technologies, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3219438	[redacted]	No

St. Louis Post-Dispatch LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3211374	[redacted]	No

Pulitzer Newspapers, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	0317323	[redacted]	No

Napa Valley Publishing Co.	Corporation	Yes	Washington	1615 2nd Street, Napa, CA 94559	601114867	[redacted]	No

Northern Lakes Publishing Co.	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	2618270	[redacted]	No

Pantagraph Publishing Co.	Corporation	Yes	Delaware	301 W. Washington St., Bloomington, IL 61702	2062509	[redacted]	No

Southwestern Oregon Publishing Co.	Corporation	Yes	Oregon	350 Commercial Ave., Coos Bay, OR 97420	101998-18	[redacted]	No

ANNEX B

to

PLEDGE AGREEMENT

SCHEDULE OF SUBSIDIARIES

Subsidiary Name	Percentage Ownership & Ownership Position	Type of Equity Interest	State of Incorporation/ Organization

Journal-Star Printing Co.	100% wholly-owned subsidiary of Lee Enterprises, Incorporated	Common Stock	Nebraska

Accudata, Inc.	100% wholly-owned subsidiary of Lee Enterprises, Incorporated	Common Stock	Iowa

INN Partners, L.C.	82.46% subsidiary of Accudata, Inc.[1]	Percentage Membership Interest	Iowa

K. Falls Basin Publishing, Inc. (Inactive)	100% wholly-owned subsidiary of Lee Enterprises, Incorporated	Common Stock	Oregon

Lee Consolidated Holdings Co.	100% wholly-owned subsidiary of Lee Enterprises, Incorporated	Common Stock	South Dakota

Lee Publications, Inc.	100% wholly-owned subsidiary of Lee Enterprises, Incorporated	Class A Common Stock Class B Common Stock	Delaware

Lee Procurement Solutions Co.	100% wholly-owned subsidiary of Lee Publications, Inc.	Common Stock	Iowa

Sioux City Newspapers, Inc.	100% wholly-owned subsidiary of Lee Publications, Inc.	Class A Common Stock Class B Common Stock	Iowa

Pulitzer Inc.	100% wholly-owned subsidiary of Lee Publications, Inc.	Common Stock and Class B Common Preferred Stock	Delaware

Pulitzer Technologies, Inc.	100% wholly-owned subsidiary of Pulitzer Inc.	Common Stock	Delaware

[1]	Remaining equity held by non-affiliate individuals.

Annex B

Subsidiary Name	Percentage Ownership & Ownership Position	Type of Equity Interest	State of Incorporation/ Organization

St. Louis Post-Dispatch LLC	98.95% subsidiary of Pulitzer Inc.; 1.05% subsidiary of Pulitzer Technologies, Inc.	Percentage Membership Interest	Delaware

Fairgrove LLC	100% wholly-owned subsidiary of St. Louis Post-Dispatch LLC	Percentage Membership Interest	Delaware

STL Distribution Services LLC	98.95% subsidiary of Pulitzer Inc.; 1.05% subsidiary of Pulitzer Technologies, Inc.	Percentage Membership Interest	Delaware

Star Publishing Company	100% wholly-owned subsidiary of Pulitzer Inc.	Common Stock	Arizona

Suburban Journals of Greater St. Louis LLC	100% wholly-owned subsidiary of Pulitzer Inc.	Percentage Membership Interest	Delaware

Pulitzer Network Systems LLC	100% wholly-owned subsidiary of Pulitzer Inc.	Percentage Membership Interest	Delaware

Pulitzer Newspapers, Inc.	100% wholly-owned subsidiary of Pulitzer Inc.	Common Stock	Delaware

Flagstaff Publishing Co.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Washington

Hanford Sentinel Inc.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Washington

HomeChoice, LLC	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Percentage Membership Interest	Utah

Kauai Publishing Co.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Delaware

Napa Valley Publishing Co.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Washington

NVPC LLC	100% wholly-owned subsidiary of Napa Valley Publishing Co.	Percentage Membership Interest	Delaware

NIPC, Inc. f/k/a Northern Illinois Publishing Co., Inc.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Delaware

Annex B

Subsidiary Name	Percentage Ownership & Ownership Position	Type of Equity Interest	State of Incorporation/ Organization

Northern Lakes Publishing Co.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Delaware

NLPC LLC	100% wholly-owned subsidiary of Northern Lakes Publishing Co.	Percentage Membership Interest	Delaware

Pantagraph Publishing Co.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Delaware

HSTAR LLC	100% wholly-owned subsidiary of Pantagraph Publishing Co.	Percentage Membership Interest	Delaware

Pulitzer Missouri Newspapers, Inc.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Delaware

Pulitzer Utah Newspapers, Inc. (Inactive)	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Delaware

Santa Maria Times, Inc.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Nevada

SHTP LLC	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Percentage Membership Interest	Delaware

Southwestern Oregon Publishing Co.	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	Oregon

SOPC LLC	100% wholly-owned subsidiary of Southwestern Oregon Publishing Co.	Percentage Membership Interest	Delaware

Ynez Corporation	100% wholly-owned subsidiary of Pulitzer Newspapers, Inc.	Common Stock	California

ANNEX C

to

PLEDGE AGREEMENT

SCHEDULE OF STOCK

1.	Lee Enterprises, Incorporated

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Journal-Star Printing Co.	Common	1,000	2	100%	(i	)
Accudata, Inc.	Common	1,000	1	100%	(i	)
K. Falls Basin Publishing, Inc.	Common	666 2/3	7	100%	(i	)
Lee Consolidated Holdings Co.	Common	250	1	100%	(i	)
Lee Publications, Inc.	Class A Common;	157,149;	1091;	100%	(i	)
	Class B Common	17,415	27

2.	Journal-Star Printing Co.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

Annex C

3.	Accudata, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

4.	INN Partners, L.C.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
RealMatch, LTD.	Common	184,236	Not Indicated	Unknown	(i	)
				(Less than 50%)
RealMatch, LTD.	Common	27,778	Not Indicated	Unknown	(i	)
				(Less than 50%)

5.	K. Falls Basin Publishing, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

Annex C

6.	Lee Consolidated Holdings Co.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

7.	Lee Publications, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Lee Procurement Solutions Co.	Common	50,000	5	100%	(i	)
Sioux City Newspapers, Inc.	Class A Common;	7272;	16 & 17	100%	(i	)
	Class B Common	7575	8 & 9	100%
Pulitzer Inc.	Common	1,000	3	100%	(i	)

8.	Lee Procurement Solutions Co.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

9.	Sioux City Newspapers, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

Annex C

10.	Pulitzer Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Pulitzer Technologies, Inc.	Common	500	1	100%	(i	)
Pulitzer Newspapers, Inc.	Common	9.3	1	100%	(i	)
Star Publishing Company	Common	50,120	10	100%	(i	)

11.	Pulitzer Newspapers, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Flagstaff Publishing Co.	Common	1,875	19	100%	(i	)
Hanford Sentinel Inc.	Common	4,200	23	100%	(i	)
Kauai Publishing Co.	Common	4,300	3	100%	(i	)
NIPC, Inc.	Common	797	3	100%	(i	)
Santa Maria Times, Inc.	Common	4,950	13	100%	(i	)
Ynez Corporation	Common	90	1	100%	(i	)
Pulitzer Utah Newspapers, Inc.	Common	100	1	100%	(i	)
Napa Valley Publishing Co.	Common	8,000	29	100%	(i	)
Northern Lakes Publishing Co.	Common	2,300	3	100%	(i	)
Pantagraph Publishing Co.	Common	100	4	100%	(i	)

Annex C

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Southwestern Oregon Publishing Co.	Common	11,960	14	100%	(i	)
Pulitzer Missouri Newspapers, Inc.	Common	48,504	4	100%	(i	)

ANNEX D

to

PLEDGE AGREEMENT

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.	Lee Enterprises, Incorporated

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

2.	Journal-Star Printing Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

3.	Accudata, Inc

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Inn Partners, L.C.	LLC	82.46%	(iv	)
Community Distribution Partners, LLC	LLC	50%	(iv	)

Annex D

4.	INN Partners, L.C.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

5.	K. Falls Basin Publishing Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

6.	Lee Consolidated Holdings Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

7.	Lee Publications, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

Annex D

8.	Lee Procurements Solutions Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

9.	Sioux City Newspapers, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
None

10.	Pulitzer Inc. Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
St. Louis Post-Dispatch LLC	LLC	100%	(iv	)
STL Distribution Services LLC	LLC	100%	(iv	)
Suburban Journals of Greater St. Louis LLC	LLC	100%	(iv	)
Pulitzer Network Systems LLC	LLC	100%	(iv	)
Media Brands, L.L.C.	LLC	100%	(iv	)

Annex D

11.	Pulitzer Newspapers, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
SHTP LLC	LLC	100%	(iv	)
HomeChoice, LLC	LLC	100%	(iv	)

12.	St. Louis Post-Dispatch LLC

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Fairgrove LLC	LLC	100%	(iv	)

13.	Pulitzer Technologies, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
STL Distribution Services LLC	LLC	1.05%	(iv	)
St. Louis Post-Dispatch LLC	LLC	1.05%	(iv	)

14.	Napa Valley Publishing Co

Annex D

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
NVPC LLC	LLC	100%	(iv	)

15.	Northern Lakes Publishing Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
NLPC LLC	LLC	100%	(iv	)

16.	Pantagraph Publishing Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
HSTAR LLC	LLC	100%	(iv	)

17.	Southwestern Oregon Publishing Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
SOPC LLC	LLC	100%	(iv	)

ANNEX E

to

PLEDGE AGREEMENT

SCHEDULE OF PARTNERSHIP INTERESTS

1.	Pulitzer Inc.

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Sandler Capital Partners IV, L.P.	Limited Partnership	Less than 50%	(iv)

Sandler Capital Partners, IV FTE, L.P.	Limited Partnership	Less than 50%	(iv)

Sandler Capital Partners V, L.P.	Limited Partnership	Less than 50%	(iv)

Sandler Capital Partners V FTE, L.P.	Limited Partnership	Less than 50%	(iv)

Sandler Capital Partners V Germany, L.P.	Limited Partnership	Less than 50%	(iv)

21st Century Communications Partners, L.P.	Limited Partnership	Less than 50%	(iv)

21st Century Communications T-E Partners, L.P.	Limited Partnership	Less than 50%	(iv)

21st Century Communications Foreign Partners, L.P.	Limited Partnership	Less than 50%	(iv)

St. Louis Equity Funds, L.P.	Limited Partnership	Less than 50%	(iv)

ANNEX F

to

PLEDGE AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Pledgor	Address of Chief Executive Office
Lee Enterprises, Incorporated	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Journal-Star Printing Co.	926 P Street, Lincoln, NE 68501

Accudata, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

INN PARTNERS, L.C.	1510 47th Ave., Moline, IL 61265

K. Falls Basin Publishing, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Lee Consolidated Holdings Co.	507 Main Street, Rapid City, SD 57709

Lee Publications, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Lee Procurement Solutions Co.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Sioux City Newspapers, Inc.	515 Pavonia Street, Sioux City, IA 51102

Pulitzer Inc.	900 N. Tucker Blvd., St. Louis, MO 63101-1099

St. Louis Post-Dispatch LLC	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Newspapers, Inc.	404 W. 3700 N., Provo, UT 84604

Pulitzer Technologies, Inc.	900 N. Tucker Blvd., St. Louis, MO 63101-1099

ANNEX F

Napa Valley Publishing Co.	1615 2nd Street, Napa, CA 94559

Northern Lakes Publishing Co.	201 N. Harrison St., Ste. 600, Davenport, IA 52801

Pantagraph Publishing Co.	301 W. Washington Street, Bloomington, IL 61702

Southwestern Oregon Publishing Co.	350 Commercial Avenue, Coos Bay, OR 97420

ANNEX G

to

PLEDGE AGREEMENT

Form of Agreement Regarding Uncertificated Securities, Limited Liability

Company Interests and Partnership Interests

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [             __, 20__], among the undersigned pledgor (the “Pledgor”), Wilmington Trust, National Association, not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and [            ], as the issuer of the Issuer Pledged Interests (as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, Lee Enterprises, Incorporated (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Book Running Managers, and Wilmington Trust, National Association, as administrative agent (together with any successor administrative agent, the “Administrative Agent”), have entered into a Second Lien Loan Agreement, dated as of [                    ] (as amended, modified, restated and/or supplemented from time to time, the “Loan Agreement”), providing for the making and continuation of Loans to the Borrower, all as contemplated therein (the Lenders, the Administrative Agent and the Pledgee are herein called the “Secured Creditors”), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any an all [“uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”; and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the

Annex G

Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

Wilmington Trust, N.A.

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Josh James

Tel.: (612) 217-5637

Fax: (612) 217-5651

Email: jjames@WilmingtonTrust.com

5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6. Except as expressly provided otherwise in Sections 4 and 5 above, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

Annex G

(a)	if to the Pledgor, at:

_________________________
_________________________
_________________________
_________________________
Attention: _________________
Telephone No.:
Fax No.:

(b)	if to the Pledgee, at the address given in Section 4 hereof;

(c)	if to the Issuer, at:

___________________________________
___________________________________
___________________________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

Annex G

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ], as Pledgor

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent and Pledgee

By
Name:
Title:

[ ], as the Issuer

By
Name:
Title: